UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6014

              DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000

Date of fiscal year end:   September 30


Date of reporting period:     September 30, 2003

                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      Connecticut
      Municipal Money
      Market Fund, Inc.

      ANNUAL REPORT September 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut
                                              Municipal Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Connecticut Municipal Money Market Fund, Inc. covers the 12-month period from October 1, 2002, through September 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. At the same time, the Federal Reserve Board has reaffirmed its commitment to keeping interest rates near today's historically low levels. Therefore, we expect interest rates to remain relatively stable for the foreseeable future.

We believe that it is important for investors to remember that tax-exempt money market funds have continued to achieve their primary objective of preserving their shareholders' capital. For emergency reserves and money earmarked for near-term needs, we believe that money market funds remain a sound investment. As always, we encourage you to talk with your financial advisor about investment challenges and opportunities as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended September 30, 2003, the fund produced a yield of 0.57% . Taking into account the effects of compounding, the fund produced an effective yield of 0.57%.(1)

The fund's modest returns are the result of low prevailing interest rates, which continued to decline through much of the reporting period.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term municipal obligations that provide income exempt from federal and Connecticut state income taxes.

In pursuing the fund' s investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Connecticut state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut' s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then-current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may lengthen the fund' s
                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by short-term interest rates, which continued to trend lower during most of the reporting period. In an attempt to stimulate renewed economic growth in the wake of 2002's corporate scandals, heightened international tensions and a persistently declining stock market, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points in November 2002. Citing potential deflationary pressures and rising unemployment, the Fed reduced interest rates again in late June 2003, driving the benchmark federal funds rate to a 45-year low of 1%

Downward pressure on money market yields was intensified by robust investor demand for short-term, tax-exempt securities. Even after the war in Iraq began to wind down, the stock market began to rally and the economic outlook apparently improved, investor demand for tax-exempt money market instruments remained strong through the end of the reporting period.

Despite signs of a stronger economy later in the reporting period, tax revenues continued to fall short of most states' and municipalities' budgeted projections, and they faced widening budget deficits. Connecticut's fiscal condition deteriorated in this environment, causing Moody's, one of the major independent credit-rating agencies, to downgrade the state's credit rating from Aa2 to Aa3 in July 2003. However, Connecticut bridged its budget gap for the 2004 fiscal year through a combination of spending cuts, tax increases and higher fees, and the state's fiscal troubles appeared to have little impact on its short-term debt.


In this challenging environment, we attempted to focus on insured securities as well as money market instruments from localities that derive much of their revenue from property taxes, not state income or sales taxes.(2) Despite the limited supply of securities from Connecticut issuers, we modestly reduced the fund' s holdings of variable-rate demand notes (VRDNs) in favor of a "laddered" portfolio of municipal notes. In addition, we generally maintained the fund's weighted average maturity in a range that we consider longer than average, which enabled us to lock in prevailing yields for as long as we deemed appropriate while interest rates fell.

What is the fund's current strategy?

We recently have seen encouraging signs of a more robust economy. Accordingly, we believe that short-term interest rates may have bottomed and we may begin to see more opportunities for higher yields. However, because the Fed indicated its commitment to keeping short-term interest rates low, we have maintained the fund' s weighted average maturity toward the long end of its range, and have continued to focus on a "laddered" and diversified portfolio of tax-exempt money
market    instruments.

October 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

(2) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2003

STATEMENT OF INVESTMENTS

                                                                                               Principal
TAX EXEMPT INVESTMENTS--96.6%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--92.6%

Town of Berlin, GO Notes 7.10%, 6/15/2004                                                       125,000                  130,198

Town of Bethel, GO Notes 3%, 11/1/2003 (Insured; FGIC)                                          350,000                  350,372

Town of Bloomfield, GO Notes

   2.50%, 2/15/2004 (Insured; MBIA)                                                             342,000                  343,732

Town of Bristol, GO Notes:

   4%, 10/15/2003 (Insured; FGIC)                                                               100,000                  100,108

   BAN 1.70%, 1/16/2004                                                                         280,000                  280,324

Town of Brookfield, GO Notes

   4%, 1/15/2004                                                                                150,000                  151,182

Town of Brooklyn, GO Notes

   3%, 12/15/2003 (Insured; MBIA)                                                               110,000                  110,347

Town of Canton, GO Notes

   5%, 5/1/2004 (Insured; MBIA)                                                                 375,000                  383,363

Town of Chester, GO Notes, Refunding

   2.50%, 10/1/2003 (Insured; MBIA)                                                             185,000                  185,000

State of Connecticut, GO Notes:

   2%, 11/15/2003                                                                               200,000                  200,227

   3%, 11/15/2003                                                                               250,000                  250,588

   4.625%, 3/1/2004                                                                             200,000                  202,845

   5.10%, 3/15/2004                                                                             250,000                  254,447

   2%, 4/15/2004                                                                              5,920,000                5,945,857

   4%, 4/15/2004                                                                                100,000                  101,464

   5.25%, 5/1/2004                                                                              350,000                  358,230

   5%, 5/15/2004                                                                                100,000                  102,313

   5%, 6/15/2004                                                                                500,000                  513,793

   Refunding:

      3%, 11/15/2003                                                                          1,145,000                1,147,542

      4.50%, 3/15/2004                                                                          100,000                  101,491

   VRDN 1.12% (Liquidity Facility; Landesbank

      Hessen-Thuringen Girozentrale)                                                         15,000,000  (a)          15,000,000

Connecticut Clean Water Fund:

  Revenue:

      6.375%, 6/1/2004                                                                          200,000                  206,832

      Refunding 4.90%, 1/1/2004 (Insured; MBIA)                                                 500,000                  504,689

   Water Revenue 4%, 10/1/2003                                                                  100,000                  100,000

Connecticut Development Authority:

  Special Obligation Revenue

    (Connecticut State General Fund)

      4.70%, 5/1/2004 (Insured; FGIC)                                                           100,000                  101,995

   VRDN:

      Airport Facility Revenue

         (Learjet Inc. Project) 1.15% (LOC; Bank of America)                                  3,100,000  (a)           3,100,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority (continued):

  VRDN (continued):

    Health Care Revenue

         (Independent Living Project)

            1.05% (LOC; JPMorgan Chase Bank)                                                  4,000,000  (a)           4,000,000

      IDR:

         (Imperial Electric Assembly Project)

            1.20% (LOC; Wachovia Bank)                                                        1,820,000  (a)           1,820,000

         (Lapham-Hickey Steel Corp.)

            1.15% (LOC; Bank of Montreal)                                                     1,500,000  (a)           1,500,000

         (SHW Inc. Project) 1.15% (LOC; Deutsche Bank)                                        5,600,000  (a)           5,600,000

      PCR:

         (Connecticut Light and Power Co. Project):

            1.13% (Liquidity Facility; Merrill Lynch)                                         1,750,000  (a)           1,750,000

            1.20% (Insured; AMBAC and Liquidity Facility;

               The Bank of New York)                                                         16,600,000  (a)          16,600,000

         (Western Massachusetts Electric Co.)

            1.13% (Liquidity Facility; Merrill Lynch)                                         3,800,000  (a)           3,800,000

Connecticut Health and Educational Facilities Authority:

  College and University Revenue:

    (University of Hartford)

         5%, 7/1/2004 (Insured; Radian Bank)                                                    350,000                  359,500

      VRDN (Yale University) 1.19%                                                              940,000  (a)             940,000

   Revenues:

      CP (Yale University) 1%, 10/10/2003                                                     1,800,000                1,800,000

      (Yale/New Haven Hospital) 1.15%, 6/1/2004 (Insured;
         FGIC and Liquidity Facility; Fleet National Bank)                                      780,000                  780,000

Connecticut Housing Finance Authority, Revenue:

  Housing Mortgage Finance Program:

      5%, 5/15/2004                                                                             200,000                  204,696

      VRDN 1.17% (LOC; FHLMC)                                                                 8,821,000  (a)           8,821,000

   VRDN, Merlots Program

      1.15% (Liquidity Facility; Wachovia Bank)                                                 290,000  (a)             290,000

Connecticut Special Assessment Second Injury Fund

  Special Assessment Revenue:

      4.50%, 1/1/2004 (Insured; FSA)                                                            125,000                  126,095

      5%, 1/1/2004 (Insured; AMBAC)                                                             100,000                  101,001

Connecticut Special Tax Obligation, Revenue

  Transportation Infrastructure Program:

      6.30%, 10/1/2003                                                                          100,000                  100,000

      4.70%, 10/1/2003 (Insured; MBIA)                                                          350,000                  350,000

      4%, 11/1/2003 (Insured; FSA)                                                              200,000                  200,502

      5%, 11/1/2003 (Insured; FSA)                                                              140,000                  140,481

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Special Tax Obligation, Revenue

  Transportation Infrastructure Program (continued):

    Refunding:

         4.30%, 10/1/2003                                                                       250,000                  250,000

         5%, 10/1/2003                                                                          530,000                  530,000

         6%, 2/15/2004                                                                          150,000                  151,893

         2%, 9/1/2004                                                                         1,500,000                1,513,227

         6.25%, 10/1/2003 (Insured; FGIC)                                                       750,000                  750,000

      VRDN 1.07% (Insured; FGIC and Liquidity Facility;

         Dexia Credit Locale)                                                                15,000,000  (a)          15,000,000

Town of Durham, GO Notes:

   3%, 10/15/2003 (Insured; MBIA)                                                               350,000                  350,152

   BAN 2.75%, 10/15/2003                                                                        444,000                  444,150

Town of East Hartford, GO Notes

   4.70%, 1/15/2004 (Insured; FSA)                                                              100,000                  101,009

Town of East Lyme, GO Notes

   7%, 1/15/2004 (Insured; FGIC)                                                                200,000                  203,344

Town of Easton, GO Notes

   BAN 2.50%, 1/27/2004                                                                       1,335,000                1,340,544

Town of Enfield, GO Notes 4.20%, 10/15/2003                                                     100,000                  100,083

City of Groton, GO Notes

   Refunding 3%, 11/15/2003                                                                     565,000                  566,365

City of Hartford, GO Notes, Refunding

   1.50%, 12/1/2003 (Insured; FSA)                                                              735,000                  735,483

Hartford County Metropolitan District, GO Notes:

   4.75%, 11/1/2003                                                                             635,000                  637,007

   6.70%, 10/1/2004                                                                             125,000                  131,815

Killingworth, GO Notes, BAN

   1.75%, 9/2/2004                                                                              895,000                  898,654

Town of Lisbon, GO Notes

   3%, 8/1/2004 (Insured; MBIA)                                                                 345,000                  350,419

Town of Litchfield, GO Notes 4%, 12/15/2003                                                     210,000                  211,066

Town of Madison, GO Notes, BAN 2%, 3/18/2004                                                  5,000,000                5,021,682

Town of Manchester, GO Notes:

   2%, Series A-1, 10/1/2003                                                                    125,000                  125,000

   2%, Series A-2, 10/1/2003                                                                    115,000                  115,000

City of Meriden, GO Notes, Refunding

   3%, 10/15/2003 (Insured; MBIA)                                                             2,240,000                2,241,616

City of Middletown, GO Notes:

   3.60%, 10/15/2003                                                                            100,000                  100,090

   4.625%, 4/15/2004                                                                            150,000                  152,699


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

City of New Britain, GO Notes

   BAN 2.25%, 4/8/2004                                                                        3,000,000                3,017,398

City of New Canaan, GO Notes

   4.50%, 3/1/2004                                                                              300,000                  304,198

City of New Haven, GO Notes

   4.75%, 11/1/2003 (Insured; FGIC)                                                           1,000,000                1,002,883

Town of North Branford, GO Notes

   2.50%, 10/1/2003 (Insured; FSA)                                                              510,000                  510,000

Northeast Tax Exempt Bond Grantor Trust, Revenue

   VRDN 1.25% (LOC; Bank of America)                                                          3,630,000  (a)           3,630,000

City of Oxford, GO Notes, BAN

   2%, 8/6/2004                                                                               3,185,000                3,211,699

Town of Plainfield, GO Notes, BAN

   2%, 4/15/2004                                                                              2,850,000                2,863,209

Town of Plainville, GO Notes

   2%, 12/1/2003 (Insured; FGIC)                                                                425,000                  425,563

Regional School District Number 014, GO Notes

   (Woodbury & Bethlehem) 4%, 6/1/2004                                                          225,000                  229,362

Regional School District Number 015, GO Notes

   Refunding 3%, 2/1/2004 (Insured; FGIC)                                                       535,000                  538,390

Regional School District Number 016, GO Notes:

   5.25%, 3/15/2004 (Insured; FSA)                                                              100,000                  101,821

   4.80%, 5/15/2004 (Insured; FSA)                                                              100,000                  102,252

Regional School District Number 018, GO Notes

   BAN 1.50%, 11/25/2003                                                                      2,700,000                2,701,825

Town of Ridgefield, GO Notes:

   3%, 3/1/2004                                                                               1,595,000                1,607,475

   Refunding 2%, 11/15/2003                                                                     520,000                  520,590

Shelton Housing Authority, Revenue

  VRDN (Crosby Commons Project)

   1.05% (LOC; Wachovia Bank)                                                                 1,755,000  (a)           1,755,000

Town of Southbury, GO Notes 5%, 12/15/2003                                                      500,000                  503,764

Town of Stafford, GO Notes

   7%, 10/15/2003 (Insured; AMBAC)                                                              100,000                  100,222

City of Stamford, GO Notes 3.80%, 8/1/2004                                                      250,000                  255,777

Town of Stonington, Revenue, BAN

   1.44%, 10/15/2003                                                                            384,000                  384,042

Town of Stratford, GO Notes, Refunding

   2.50%, 2/15/2004 (Insured; FSA)                                                              150,000                  150,755

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Town of Torrington, GO Notes

   5%, 9/15/2004 (Insured; FGIC)                                                                100,000                  103,642

Town of Trumbell, GO Notes:

   3%, 6/1/2004                                                                                 100,000                  101,255

   3%, 9/15/2004                                                                              1,650,000                1,678,938

University of Connecticut

  College and University Revenue

   4.80%, 4/1/2004 (Insured; MBIA)                                                              125,000                  127,224

Town of Wallingford, GO Notes

   6.10%, 6/15/2004                                                                             200,000                  206,848

Town of Waterbury, GO Notes

   5%, 8/15/2004 (Insured; MBIA)                                                                150,000                  154,998

Town of Watertown, GO Notes:

   4.50%, 9/15/2004                                                                             100,000                  103,169

   4%, 8/1/2004 (Insured; MBIA)                                                                 265,000                  271,462

   BAN 2%, 8/12/2004                                                                          2,185,000                2,203,665

City of West Hartford, GO Notes

   2.50%, 1/15/2004                                                                             300,000                  301,292

City of West Haven, GO Notes, BAN

   2%, 1/29/2004                                                                              7,000,000                7,020,533

Windsor Locks, GO Notes, Refunding

   2.50%, 3/15/2004                                                                             465,000                  468,032

Town of Woodbridge, GO Notes

   2.50%, 3/1/2004                                                                              205,000                  206,139

Town of Woodbury, GO Notes

   BAN 2%, 6/15/2004                                                                            505,000                  507,649

U.S. RELATED--4.0%

Commonwealth of Puerto Rico, Revenue, VRDN

  Merlots Program 1.08% (Insured; MBIA and

   Liquidity Facility; Wachovia Bank)                                                         6,400,000  (a)           6,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $155,302,583)                                                             96.6%              155,302,583

CASH AND RECEIVABLES (NET)                                                                         3.4%                5,412,212

NET ASSETS                                                                                       100.0%              160,714,795


Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty Insurance
                          Company

FHLMC                Federal Home Loan Mortgage
                          Corporation

FSA                  Financial Security Assurance

GO                   General Obligation

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

PCR                  Pollution Control Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               65.5

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                   21.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    13.0

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT SEPTEMBER 30, 2003, THE FUND HAD $46,907,181 (29.2% OF NET ASSETS)
INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
REVENUES GENERATED FROM CITY--MUNICIPAL GENERAL OBLIGATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           155,302,583   155,302,583

Cash                                                                  4,813,139

Interest receivable                                                     748,919

Prepaid expenses                                                          9,630

                                                                    160,874,271
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            65,269

Receivable for shares of Common Stock redeemed                           18,329

Accrued expenses                                                         75,878

                                                                        159,476
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      160,714,795
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     160,739,524

Accumulated net realized gain (loss) on investments                    (24,729)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      160,714,795
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       160,739,524

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,522,701

EXPENSES:

Management fee--Note 2(a)                                            1,037,424

Shareholder servicing costs--Note 2(b)                                 179,762

Professional fees                                                       55,907

Custodian fees                                                          27,914

Prospectus and shareholders' reports                                    12,719

Registration fees                                                       12,272

Directors' fees and expenses--Note 2(c)                                  9,390

Miscellaneous                                                           17,332

TOTAL EXPENSES                                                       1,352,720

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (25,125)

NET EXPENSES                                                         1,327,595

INVESTMENT INCOME--NET                                               1,195,106
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                               (10,138)

Net unrealized appreciation (depreciation) on investments              (1,400)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (11,538)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,183,568

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,195,106            2,299,940

Net realized gain (loss) from investments        (10,138)                1,364

Net unrealized appreciation
   (depreciation) of investments                  (1,400)                1,129

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,183,568             2,302,433
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,195,106)          (2,299,940)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 358,047,421         275,137,868

Dividends reinvested                            1,172,959           2,248,696

Cost of shares redeemed                     (395,857,188)        (334,850,219)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCKTRANSACTIONS            (36,636,808)         (57,463,655)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (36,648,346)         (57,461,162)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           197,363,141          254,824,303

END OF PERIOD                                 160,714,795          197,363,141

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended September 30,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .006           .010           .027           .031          .024

Distributions:

Dividends from investment income--net                            (.006)         (.010)         (.027)         (.031)        (.024)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .57            .99           2.70           3.19          2.44
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .64            .64            .61            .65           .63

Ratio of net investment income
   to average net assets                                          .58           1.00           2.60           3.15          2.41

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .01            .01            .00(a)         .03           .12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         160,715         197,363       254,824        200,892       174,600

(A) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $21,157 during the period ended September 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $24,729 is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $11,443 of the carryover expires in fiscal 2004, $573 expires in fiscal 2007, $2,575 expires in fiscal 2008 and $10,138 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2003 and September 30, 2002, respectively, were all tax exempt income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2002 through to September 30, 2003 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $25,125 during the period ended September 30, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2003, the fund was charged $98,684 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $39,705 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Connecticut Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                /S/ ERNST & YOUNG LLP

New York, New York

November 5, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Samuel Chase (71)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (62)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Consolidated    Edison,    Inc.,    a    utility    company,    Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Joni Evans (61)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman    of    The    Stride    Rite    Charitable    Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Isabella    Stewart    Gardner    Museum,    Trustee

*    John    Merck    Fund,    a    charitable    trust,    Trustee

*    Business    for    Social    Responsibility,    Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (52)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                      For More Information

                        Dreyfus
                        Connecticut Municipal
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  101AR0903

ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Joseph S, DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.



By:   /s/ Stephen E. Canter
      ____________________
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ Stephen E. Canter
      ____________________
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)